UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2020
HERC HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)
27500 Riverview Center Blvd.
Bonita Springs, Florida 34134
(Address of principal executive
offices, including zip code)

(239) 301-1000
(Registrant's telephone number,
including area code)

N/A
(Former name or former address, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	HRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Herc Holdings Inc., a Delaware corporation (the “Company”), held its 2020 Annual Meeting of Stockholders on May 14, 2020. Matters submitted to a vote of the stockholders at that meeting and the final voting results with respect to each matter are set forth below:

1.Election of Directors. The eleven director nominees identified below were elected to serve for a one-year term expiring at the 2021 Annual Meeting of Stockholders. Voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Herbert L. Henkel	24,619,755	1,055,653	14,948	1,499,696
Lawrence H. Silber	25,174,471	501,119	14,766	1,499,696
James H. Browning	25,223,577	450,481	16,298	1,499,696
Patrick D. Campbell	24,767,335	906,772	16,249	1,499,696
Jonathan Frates	21,132,900	4,541,188	16,268	1,499,696
Nicholas F. Graziano	21,219,147	4,455,126	16,083	1,499,696
Jean K. Holley	25,433,917	240,296	16,143	1,499,696
Jacob M. Katz	25,227,813	446,391	16,152	1,499,696
Michael A. Kelly	24,629,337	1,044,771	16,248	1,499,696
Andrew N. Langham	21,568,046	4,106,062	16,248	1,499,696
Mary Pat Salomone	24,837,161	837,024	16,171	1,499,696

2.Advisory Vote on Executive Compensation. Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, with the following vote:

For	Against	Abstain	Broker Non-Votes
24,251,341	1,242,366	196,649	1,499,696

3.Ratification of the Selection of Independent Public Accountants. Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020, with the following vote:

For	Against	Abstain	Broker Non-Votes
27,117,393	48,848	23,811	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERC HOLDINGS INC.
(Registrant)

By:	/s/ S. Wade Sheek
Name:	S. Wade Sheek
Title:	Senior Vice President, Chief Legal Officer and Secretary
Date:  May 19, 2020

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